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                SUPPLEMENTAL AGREEMENT NO.1 TO PURCHASE AGREEMENT

                  THIS SUPPLEMENTAL AGREEMENT NO. 1 TO PURCHASE AGREEMENT (this "Agreement"), dated as of August 25, 1997, is entered into by and among FMC Corporation, a Delaware corporation, Harsco Corporation, a Delaware corporation, Harsco UDLP Corporation, a Pennsylvania business corporation (together with FMC Corporation and Harsco Corporation, "Sellers"), and Iron Horse Acquisition Corp., a Delaware corporation ("Buyer"). Capitalized terms used and not otherwise defined in Section 6 below or otherwise herein have the meaning ascribed to such terms in the Purchase Agreement (as defined below).

                  WHEREAS, Sellers and Buyer are parties to a Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof;

                  WHEREAS, this Agreement contemplates the issuance of a Special Note under certain specified circumstances, which Special Note is intended to provide Buyer security against any Loss resulting from a Call Election, a Liquidation Election, a Purported Turkish Termination, a Joint Venture Termination, a License Agreement Termination or other Adverse Legal Consequences (collectively, "Loss Events" and each, a "Loss Event") as applicable, but which is not intended to provide any compensation or security with respect to any Losses resulting from any other factors, including the performance of UDLP or FNSS, changes within SSM and/or the government of Turkey and the scheduled expiration of the Turkish Procurement Contract; and

                  WHEREAS, Sellers and Buyer intend this Agreement to supplement and modify the terms of the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Modification of the Initial Purchase Price. Pursuant to
Section 1(b) of the Purchase Agreement, the Initial Purchase Price is $850,000,000 payable in immediately available funds at the Closing. Notwithstanding the terms of Section 1(b) of the Purchase Agreement, and any other provision of the Purchase Agreement to the contrary, Sellers and Buyer hereby agree that unless Sellers have obtained a Nurol Waiver and a Turkish Acknowledgement prior to the Closing the Initial Purchase Price shall be modified to consist of (i) $800,000,000 payable in immediately available funds at the Closing and (ii) a note in the aggregate principal amount of $50,000,000, in form and substance reasonably satisfactory to Sellers and Buyer, containing the terms and conditions specified on Exhibit A hereto (the "Special Note") deliverable to Sellers at the Closing.

                  2. Mandatory Prepayment of Special Note. Upon the first to occur of any of the following events, the aggregate principal amount outstanding under the Special Note and all accrued and unpaid interest thereon will become immediately due and payable, subject to the rights of set-off in Section 3:

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                  (a)  the occurrence of both (i) a Nurol Waiver or a Nurol
         Revocation and (ii) a Turkish Acknowledgment;

                  (b) the consummation of an initial public offering of shares of common equity interests or other securities equivalent thereto of UDLP;

                  (c) the consummation of (i) the sale of UDLP to one or more parties pursuant to which such party or parties acquire greater than 50% of the equity interests, capital stock or other securities of UDLP (whether by merger, consolidation, sale or transfer of equity interests, capital stock or other securities or otherwise) or (ii) the sale of all or substantially all of UDLP's assets, in either case whether in one transaction or a series of related transactions;

                  (d) the consummation of a sale of all or substantially all of UDLP's Turkish business or UDLP's interests in FNSS not pursuant to a Call or a Liquidation;

                  (e) the consummation of the Call pursuant to the terms of
         Section 11.4 of the Joint Venture Agreement; and

                  (f) the substantial completion of the Liquidation pursuant to the terms of Section 11.4 of the Joint Venture Agreement.

                  3. Right of Set-Off. Upon the maturity of the Special Note, whether at scheduled maturity or pursuant to the mandatory prepayment provisions of Section 2 or pursuant to acceleration (the "Set-Off Date"), Buyer shall have the right to assert a set-off against any and all amounts due under the Special Note the amount of any Loss that Buyer shall have incurred as a result of a Loss Event. If Buyer desires to assert such a Loss, Buyer shall provide to Sellers (as soon as possible, and in any event within 30 days after the Set-Off Date in the case of a mandatory prepayment of the Special Note or acceleration and on or before the Set-Off Date in the case of scheduled maturity) a written statement (a "Set-Off Statement") setting forth in reasonable detail the amount of any asserted Loss, the basis of Buyer's asserted right to set-off of any such Loss and a detailed statement of how any such Loss is a result of a Loss Event. Sellers may contest the amount or validity and propriety of any item of Loss set forth on the Set-Off Statement by giving written notice thereof to Buyer within 60 days after receipt of the Set-Off Statement. No amount of Loss specified on any Set-Off Statement shall be valid or proper unless it is set forth in reasonable detail on such Set-Off Statement, and the amount of any Loss on any such Set-Off Statement not contested by Sellers in such a written notice of Sellers shall be conclusively deemed to be valid and proper. The amount of any Loss specified in a Set-Off Statement which is so contested shall be resolved pursuant to the arbitration provisions set forth on Schedule 29(b) of the Purchase Agreement. In determining the existence or amount of a Loss, the arbitrators will be entitled to take into account any substituted business of UDLP or its Affiliates in Turkey which in reality offsets or compensates UDLP for any Loss resulting from a Loss Event. Interest shall continue to accrue on the principal amount of the Special Note which was not paid based on any Loss specified in a Set-Off Statement which is subject to arbitration as provided above and shall be payable to Sellers if and when such amount is determined to have not been properly set-off but shall not be payable with respect to any such amount which is determined to have been properly set-off.




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                  4. Limitations on Right of Set-Off. Notwithstanding anything to the contrary in Section 3 above, the right of Buyer to a set-off as specified in Section 3 above is subject to the following limitations. If there has occurred a Purported Turkish Termination and subsequently, in any final and non-appealable adjudication, it is determined by a court, agency or other tribunal of competent jurisdiction that such Purported Turkish Termination was impermissible, wrongful, unlawful or otherwise improper, then the amount of Loss set-off in connection with the applicable Set-Off Statement shall be redetermined by the arbitrators pursuant to the arbitration provisions set forth on Schedule 29(b) of the Purchase Agreement and any reduction shall be paid (with accrued interest thereon) to Sellers.

                  5. Covenants.

                  (a) In anticipation of or in the event of a Loss Event, Sellers shall have the right to participate in any and all negotiations, discussions, meetings and other communications relating to the Loss Event or potential Loss Event, as applicable, and shall have the right to approve of any and all settlements, agreements or other arrangements made in connection therewith (such approval not to be unreasonably withheld or delayed).

                  (b) In anticipation of or in the event of a Loss Event, subject to Seller's rights pursuant to clause (a) above, Buyer shall and shall cause its Affiliates to use all commercially reasonable efforts to (a) obtain a Nurol Revocation in the most cost-effective and expeditious manner practicable (provided that the costs thereof to UDLP or Buyer shall constitute a loss subject to rights of set-off) and (b) otherwise act in good faith to minimize any Loss in respect of any such Loss Event.

                  (c) Buyer and UDLP will use all commercially reasonable efforts to maximize the value (exclusive of any rights of set-off under this Agreement) of UDLP's Turkish business and FNSS, whether or not in connection with either a Call or a Liquidation, as applicable, including (if required under appropriate circumstances) permitting the assignment of FNSS's rights under the Manufacturing License Agreement (other than to a competitor of UDLP) and/or extending the term of the Manufacturing License Agreement on commercially reasonable terms.

                  (d) Buyer shall deliver to Sellers at Buyer's sole cost and expense (so long as Sellers hold any portion of the outstanding principal amount of the Special Note or so long as any arbitration proceeding contemplated by Section 3 above is not finally resolved, whichever is later, and in the form regularly prepared in the ordinary course):

                           (i) as soon as available after the end of each
                  monthly accounting period in each fiscal year, unaudited statements of income and cash flows of FNSS for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited balance sheets of FNSS as of the end of such monthly period;

                           (ii) within 90 days after the end of each fiscal
                  year, statements of income and cash flows of FNSS for such fiscal year, and balance sheets of UDLP's Turkish business and/or FNSS as of the end of such fiscal year;





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                           (iii) promptly upon receipt thereof, any additional
                  reports, management letters or other detailed information concerning significant aspects of FNSS' operations or financial affairs given to Buyer or UDLP by their independent accountants (and not otherwise contained in other materials provided hereunder);

                           (iv) an annual budget with respect to FNSS for each
                  fiscal year as and when prepared in the ordinary course, and promptly upon preparation thereof any other significant budgets prepared by UDLP with respect thereto;

                           (v) with reasonable promptness, such other
                  information and financial data concerning FNSS as Sellers may reasonably request.

                  (e) So long as Sellers hold any portion of the outstanding principal amount of the Special Note or so long as any arbitration proceeding contemplated by Section 3 above is not finally resolved, whichever is later, Sellers shall be entitled at their election to designate one person to serve as an observer at meetings of the board of directors of FNSS and Buyer shall use its reasonable best efforts to permit such person to attend all meetings of the board of directors of FNSS.



                  6. Definitions. As used in this Agreement (including the Exhibits hereto), the following definitions shall apply:

                  "Adverse Legal Consequences" shall mean Losses to Buyer or UDLP, under Turkish law or the Turkish Contracts, resulting from or caused by the change of control and ownership at Closing without the prior consent of SSM or Nurol.

                  "Call" means the sale by UDLP of all of the shares of FNSS owned by it to Nurol pursuant to the provisions of Section 11.4(iii) and 11.4(A) of the Joint Venture Agreement.

                  "Call Election" means the delivery of written notice within the time periods permitted by the Joint Venture Agreement by Nurol to UDLP indicating that Nurol has exercised its rights under Section 11.4(iii) and Section 11.4(A) of the Joint Venture Agreement with respect to the Call.

                  "FNSS" means FMC-Nurol Savunma Sansyii A.S. and its successors.

                  "Joint Venture Agreement" means the Restated Joint Venture Agreement of FMC-Nurol Savunma Sansyii A.S., as amended by Amendment 1 to the Restated Joint Venture Agreement dated July 1, 1997.

                  "License Agreement Termination" shall mean the termination of the Manufacturing License Agreement pursuant to Article IX.A thereof as a result of the change of control and ownership effected by Closing (it being understood that UDLP will not permit FNSS to terminate the Manufacturing License Agreement so long as UDLP remains in control of
         FNSS).

                  "Liquidation" means the liquidation and dissolution of FNSS pursuant to the provisions of Section 11.4(iii) and 11.4(B) of the Joint Venture Agreement.



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                  "Liquidation Election" means the delivery of written notice within the time periods permitted by the Joint Venture Agreement by Nurol to UDLP indicating that Nurol has exercised its rights under
         Section 11.4(iii) and Section 11.4(B) of the Joint Venture Agreement with respect to the Liquidation.

                  "Loss" means a diminution in value, if any, of UDLP's equity interest in FNSS or other Turkish business interests, taking into account any related royalties, management fees or other payments or distributions received or to be received, including as a result of a Call or a Liquidation, taken as a whole and on a going-concern basis, from the date hereof to the applicable measurement date, as a result of a Loss Event, and any diminution in value of UDLP's Turkish business interests due to a License Agreement Termination, and any costs or expenses incurred by UDLP or Buyer to obtain a Nurol Waiver, Nurol Revocation or Turkish Acknowledgment or to avoid or mitigate Loss from a Loss Event, but shall not include any Losses as a result of any other unrelated factors, including the performance of UDLP or FNSS, changes within SSM and/or the government of Turkey and the scheduled expiration of the Turkish Procurement Contract.

                  "Manufacturing License Agreement" means the Manufacturing License Agreement, dated August 3, 1989, by and between UDLP and FNSS, as amended.

                  "Nurol" means Nurol Inasaat ve Ticaret A.S. and its successors.

                  "Nurol Revocation" means, after delivery by Nurol to UDLP of a Call Election or a Liquidation Election, (i) a written agreement of Nurol that it will not pursue the Call or the Liquidation, as applicable, and (ii) the earlier of the expiration or waiver of any rights to make a Termination Election or the passage of 365 days after Closing where Nurol has not made a Termination Election.

                  "Nurol Waiver" means either (i) a written agreement of Nurol that it will make neither a Call Election nor a Liquidation Election nor a Termination Election or (ii) (x) the passage of one hundred twenty days after Closing without Nurol having made a Call Election or a Liquidation Election and (y) the earlier of the expiration or waiver of any rights to make a Termination Election or the passage of 365 days after Closing where Nurol has not made a Termination Election.

                  "Purported Turkish Termination" means a written notice delivered to UDLP by SSM or its agent stating that SSM has canceled the Turkish Procurement Contract pursuant to Section 19.1.3 of the Turkish Procurement Contract as a result of the change of control and ownership effected at Closing.

                  "SSM" means the Under Secretariat for Defense Industries of Turkey.

                  "Termination Election" shall mean an election by Nurol to terminate the Joint Venture Agreement pursuant to Article 18 thereof as a result of the change of control and ownership effected by the Closing.

                  "Turkish Acknowledgment" means either (i) a letter or other writing from SSM acknowledging the transaction between Sellers and Buyer that evidences the intention of SSM to continue the Turkish Production Contract despite the change of ownership and control effected by the Closing or (ii) the passage of 365 days after Closing where SSM has not made a Purported Turkish Termination.

                  "Turkish Contracts" shall mean the Turkish Procurement Contract, the Manufacturing License Agreement and the Joint Venture Agreement, collectively.

                  "Turkish Procurement Contract" means the Contract between the Under Secretariat for Defense Industries and FNSS.

                  "UDLP" means United Defense, L.P. and its successors.

                  7. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment or waiver is approved in writing by such party. The failure of any party hereto to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  9. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  10. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable the respective successors and assigns of each of the parties hereto.

                  11. Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  12. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to any party hereto at the address indicated in the Purchase Agreement, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been






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given hereunder when delivered personally, three days after deposit in the U.S.
mail and one day after deposit with a reputable overnight courier service.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

                  14. Descriptive Headings; Interpretation. The descriptive headings and captions of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" herein shall mean "including without limitation."

                  15. Sole Remedy. The rights of set-off as provided in this Agreement shall be the exclusive right and remedy of Buyer for any alleged Loss resulting from any Loss Event (it being understood, however, that Buyer shall only be entitled to a set-off under the circumstances, in the events contemplated by and pursuant to the provisions of Sections 3 and 4 above). Other than as set forth in this Agreement, Sellers shall have no liability whatsoever for any amount claimed to be set-off pursuant to the terms of this Agreement or in excess of the amount, if any, available to be set-off hereunder from time to time.


                            *   *   *   *   *




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                  IN WITNESS WHEREOF, the parties hereto have entered into this
Agreement as of the date first written above.

                                          FMC CORPORATION

                                          By:  /s/ J. Paul McGrath
                                               ---------------------------------
                                          Its: Senior Vice President


                                          HARSCO CORPORATION

                                          By:  /s/ Leonard A. Campanaro
                                               ---------------------------------
                                          Its: Senior Vice President and C.F.O.


                                          HARSCO UDLP CORPORATION

                                          By:  /s/ Leonard A. Campanaro
                                               ---------------------------------
                                          Its: Treasurer


                                          IRON HORSE ACQUISITION CORP.

                                          By:  /s/ Allan M. Holt
                                               ---------------------------------
                                          Its: President



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                     EXHIBIT A -- TERMS OF THE SPECIAL NOTE

Borrower:                     The entity that issues the Senior Debt and Senior
                              Notes.

Principal Amount:             $50,000,000

Maturity:                     The final maturity of the Special Note shall be 3
                              years from the Closing Date.

Ranking: The payment of principal of, premium, if any, and interest on the Special Note will be subordinate and subject in right of payment to all existing and future Senior Indebtedness (to be defined) and pari passu in right of payment with all other senior subordinated or subordinated indebtedness of Borrower. Initially Senior Indebtedness will consist principally of Borrower's bank facility and subordinated indebtedness will consist principally of $225 million of senior subordinated notes (the "Senior Notes"), and the parties will agree to appropriate protections to preserve equivalent type of ranking in connection with future debt incurrences.

Guaranties:                   Each person who guarantees Borrower's Senior Notes
                              (each a "Guarantor" and, collectively, the "Guarantors") shall be required to provide a guaranty of all amounts owing under the Special
                              Note (the "Guaranties"), equivalent in ranking and terms to the Guarantees of the Sub Debt.

Interest Rates:               Outstanding principal on the Special Note shall
                              bear interest at the same rate per annum as the Senior Notes, and shall be payable quarterly in arrears on the last business day of each calendar quarter. Interest will also be payable at the time of repayment of the Special Note and at maturity.

Covenants:                    The Special Note will have substantially the same
                              covenants and default provisions as the Senior
                              Notes; provided, however, that the maturity of the Special Note may be accelerated only in the event of acceleration of the Senior Debt and the Senior
                              Notes.

Subordination:                As required by senior lenders (equivalent to the
                              Senior Notes).




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